--------------------------------------------------------------------------------
The Guardian Bond Fund
----------------------

[Photo of Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Net Assets at December 31, 2000: $355,435,093

Q. How did the Fund perform in 2000?

A. The Fund had a total return of 10.02%(1) for the year ended December 31, 2000, slightly outperforming the average fund in the Lipper Intermediate Investment Grade peer group,(2) which returned 9.51% for the same period. The group consists of variable annuity subaccounts that invest in primarily investment grade debt with average maturities of 5-10 years. The Lehman Aggregate Bond Index,(3) which measures the fixed income market, posted a return of 11.63% for 2000.

Q. What factors affected the Fund's performance?

A. In many respects, fixed income investors may remember 2000 quite favorably since the sector posted positive returns for the year, outperformed the equity market as measured by the S&P 500 Index(4) for the first time since 1990, and substantially improved upon 1999's results. In fact, the performance in 2000 was notably much better than the annual average return of 7.88% seen during the 1990's. However, these nominal returns tell only part of the story. Indeed, when we examine the performance of the spread sectors (corporate bonds, mortgage- and asset-backed securities) in 2000 relative to comparable duration Treasuries, the overall record of the fixed income market is much less conclusive. On the whole, spread assets underperformed Treasuries and in this regard, 2000 was very similar to 1998. Both years posted positive nominal returns and most spread assets did not perform as well as Treasuries, but unlike 1998, there was no defining headline event that triggered the underperformance of the spread sector in 2000.

      The year 2000 saw a fundamental shift in the outlook of the domestic economy during the year. We started the year with a strongly growing economy with continued inflationary concerns arising from capacity constraints and tight labor markets, and as a result, the Federal Reserve Board continued its policy of increasing interest rates and brought the Federal Funds rate up to 6.50%.

      However, in the wake of such factors as disappointing corporate earnings reports and increasing oil prices, market sentiment turned increasingly negative in the second half of the year. With the strong possibility of a recession gaining credence in many investors' minds, it was widely expected that the Fed would need to adopt an easing stance to prevent the onset of a recession. As a result, Treasury yields dropped dramatically in the second half of 2000.

      While the Treasury sector turned in a very strong performance amidst the heightened recession risk, the investment grade corporate bond market struggled through most of 2000, underperforming Treasuries in nine out of the twelve months. On a nominal basis, the Lehman Corporate Bond Index(5) returned 9.39%, but underperformed similar duration Treasuries by 4.17%. This was the worst single-year performance record, and easily exceeded the previous record of - 2.20%. The underperformance was spread across various sectors and was due to several factors. During the first half of 2000, the inversion of the Treasury yield curve caused long-maturity corporate spreads to widen substantially. January also brought the first of the seemingly monthly credit "blowup" events. Throughout the rest of 2000, we continued to see some of corporate America's best-known firms experience rapid declines in credit quality.

      The securitized products sector (mortgage-backed [MBS], asset-backed [ABS] and commercial mortgage-backed securities [CMBS]) all fared better than the corporate sector in 2000, but still largely underperformed comparable duration Treasuries. The nominal returns for these three sectors, as measured by their corresponding Lehman indexes,(6) were 11.17%, 10.84% and 13.48%, respectively. Relative to Treasuries, the MBS and CMBS

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(5) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Lehman Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(6) The respective Lehman Brothers indexes are: the MBS Index, the ABS Index, and the CMBS Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sectors underperformed by 0.69% and 0.34%, respectively while ABS turned in the only positive performance in the taxable fixed income market with a return of 0.40%.

      In contrast to some of the name-specific risk experienced in the corporate sector, much of the underperformance in securitized assets was due to the traditional sources of risk in these sectors such as prepayment, volatility and new issue supply risks.

Q. What was your strategy during this period?

A. During much of 2000, we employed a defensive credit strategy that reduced our exposure to lower-rated corporate credits in favor of AAA-rated MBS and CMBS. Specifically, we significantly reduced our holdings of long-maturity corporate bonds in the first quarter, with the expectation that the inversion of the Treasury yield curve would cause long-maturity spreads to widen, which in fact happened. Additionally, we overweighted MBS with a preference for current- and premium-coupon securities in the increasing rate environment. Both moves served the Fund very well, but it did not immunize it from subsequent credit-related events that occurred in short-maturity corporate bonds.

      Furthermore, we made a small investment (less than 5% of assets) in the high yield sector after the sector had cheapened tremendously and offered extremely attractive risk/reward characteristics. Unfortunately, this trade turned out to be a little premature as the high yield market moved in sympathy with the equity market's sharp downward correction.

      In retrospect, our asset allocation strategy for 2000 was very appropriate for the environment that eventually unfolded. Our decisions to underweight long-maturity corporate bonds, overweight MBS, and subsequently overweight CMBS all contributed to the Fund's return significantly. However, the rewards of this strategy was much less than expected, since it did not adequately compensate for the unprecedented underperformance of the corporate sector and the "event risk" of individual corporate names. These latter factors overwhelmed our asset allocation strategy.

Q. What is your outlook for 2001?

A. We believe that the spread sectors will remain under pressure in the near term until the prospects for resolving the potential recession becomes more evident. Until then, we expect additional stress and volatility in the credit sector and continued MBS prepayment risk. We do not believe that a hard landing is the most likely scenario, but we cannot totally dismiss that possibility. The market has already discounted several interest rate cuts by the Fed and we are encouraged by this positive development.

      Taking a longer-term view, we believe that current valuations are fundamentally attractive and while they may experience some additional near term widening, we expect that they are likely to snap back very aggressively once it becomes more apparent that an economic recovery is underway. We believe that such a spread recovery will occur in 2001. However, since it is very difficult (and inadvisable) to "time" such a recovery, we need to take a long-term view and increase our holdings of higher-yielding investment grade assets once we believe that the risk/reward balance favors the increased exposure. In the meantime, we are comfortable with continuing our credit-defensive strategy and will actively monitor the market for opportunities to implement this reallocation strategy in 2001. This is one of the inherent advantages of owning an actively managed and well-diversified fixed income fund.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ...............................................................    10.02%
5 Years ..............................................................     5.75%
10 Years .............................................................     7.51%
Since Inception (5/1/83) .............................................     8.72%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                               The Guardian                 Lehman Aggregate
                                 Bond Fund                    Bond Index
                               ------------                 ----------------
           4/29/83                 10000                       10000
                83                  9925                       10204
                84                 11219                       11750
                85                 13728                       14347
                86                 15766                       16537
                87                 15816                       16992
                88                 17351                       18332
                89                 19758                       20996
                90                 21254                       22877
                91                 24695                       26538
                92                 26597                       28502
                93                 29218                       31281
                94                 28209                       30369
                95                 33170                       35979
                96                 34124                       37286
                97                 37191                       40885
                98                 40181                       44432
                99                 42625                       44075
          12/31/00                 46263                       49201

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Asset Backed  -- 2.6%
--------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

$ 1,963,334     Amresco 1997-1 MIF
                  7.42% due 3/25/2027                             $   1,958,618
  3,700,000     Centex Home Equity Loan. Tr.
                  1999-2 A4
                  6.60% due 1/25/2028                                 3,676,905
  3,600,000     Countrywide 2000-1 AF3
                  7.83% due 7/25/2025                                 3,711,425
-------------------------------------------------------------------------------
                Total Asset Backed
                  (Cost $9,100,152)                                   9,346,948
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Commercial Mortgage Backed  -- 13.9%
-------------------------------------------------------------------------------
$ 3,600,000     1301 Avenue of the Americas Tr.
                  2000-1301 C
                  7.44% due 8/3/2005 +                            $   3,753,323
  5,200,000     Banc of America Comm'l. Mtg., Inc.
                  2000-2 A2
                  7.197% due 5/15/2010                                5,444,361
  4,195,000     CS First Boston Mtg. Sec. Corp.
                  2000-C1 A2
                  7.545% due 4/15/2010                                4,481,002
  3,600,000     GMAC Comm'l. Mtg. Sec., Inc.
                  2000-C2 A2
                  7.455% due 6/16/2010                                3,823,628
  5,325,038     GMAC Comm'l. Mtg. Sec., Inc.
                  2000-C2 A1
                  7.273% due 4/16/2009                                5,553,359
  5,300,000     J.P. Morgan Comm'l. Mtg. Fin. Corp.
                  2000-C10 A2
                  7.371% due 8/15/2032                                5,589,392
  3,600,000     LB-UBS Comm'l. Mtg. Tr.
                  2000-C3 A2
                  7.95% due 1/15/2010                                 3,947,928
  5,831,432     Prudential Secs. Secd. Fin. Corp.
                  2000-Cl A1
                  7.617% due 6/15/2009                                6,163,176
  3,600,000     Salomon Brothers Comm'l. Mtg. Tr.
                  2000-C2 A2
                  6.592% due 10/18/2010                               3,624,224
  6,796,029     TIAA Retail Comm'l. Mtg. Tr.
                  1991-C1A
                  7.17% due 4/15/2008 +                               7,028,681
-------------------------------------------------------------------------------
                Total Commercial Mortgage Backed
                  (Cost $47,236,848)                                 49,409,074
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Corporate Bonds  -- 24.2%
-------------------------------------------------------------------------------

Consumer Non-Durables -- 1.1%
  3,600,000     Unilever Capital Corp.
                  7.125% due 11/1/2010                                3,771,428
-------------------------------------------------------------------------------
Electronics and Instruments -- 2.1%
  7,200,000     Limestone Electronics Tr. +
                  8.625% due 3/15/2003                                7,415,719
-------------------------------------------------------------------------------
Energy -- 0.9%
  3,000,000     Occidental Petroleum Corp.
                  7.65% due 2/15/2006                                 3,129,942
-------------------------------------------------------------------------------
Entertainment-Cable-Media -- 2.8%
  3,600,000     Comcast Cable Comm.
                  6.20% due 11/15/2008                                3,421,991
  2,500,000     Cox Comm., Inc.
                  7.875% due 8/15/2009                                2,607,812
  3,650,000     Time Warner Entertainment Co.
                  7.25% due 9/1/2008                                  3,761,055
                                                                  -------------
                                                                      9,790,858
-------------------------------------------------------------------------------
Financial-Other -- 1.0%
  3,600,000     Citigroup, Inc.
                  7.25% due 10/1/2010                                 3,709,336
-------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 1.0%
  3,600,000     Anheuser-Busch Cos., Inc.
                  6.80% due 1/15/2031                                 3,594,229
-------------------------------------------------------------------------------
Merchandising-Department Stores -- 1.0%
  3,400,000     Wal-Mart Stores, Inc.
                  8.75% due 12/29/2006                                3,400,306
-------------------------------------------------------------------------------
Merchandising-Food -- 0.9%
  3,500,000     Aramark Svcs., Inc.
                  6.75% due 8/1/2004                                  3,392,778
-------------------------------------------------------------------------------
Metals-Aluminum -- 1.1%
  3,600,000     Alcoa, Inc.
                  7.375% due 8/1/2010                                 3,804,286
-------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 1.3%
  5,000,000     Ikon Capital, Inc.
                  6.73% due 6/15/2001                                 4,769,670
-------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
  3,500,000     Int'l. Paper Co. +
                  8.125% due 7/8/2005                                 3,631,656
-------------------------------------------------------------------------------
Telecommunications -- 9.0%
  7,200,000     Qwest Capital Funding, Inc. +
                  7.90% due 8/15/2010                                 7,385,637
  3,600,000     Verizon Global Funding Corp. +
                  7.25% due 12/1/2010                                 3,655,422
  3,600,000     Verizon Global Funding Corp. +
                  7.75% due 12/1/2030                                 3,663,083

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

$ 3,600,000     Vodafone Group PLC
                  7.75% due 2/15/2010                             $   3,726,522
  2,200,000     Williams Comm. Group, Inc.
                  10.70% due 10/1/2007                                1,694,000
 10,000,000     Williams Comm. Group, Inc.
                  11.70% due 8/1/2008                                 8,000,000
  4,900,000     Williams Comm. Group, Inc.
                  11.875% due 8/1/2010                                3,773,000
                                                                  -------------
                                                                     31,897,664
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 1.0%
  3,500,000     Pinnacle One Partners LP +
                  8.83% due 8/15/2004                                 3,585,463
-------------------------------------------------------------------------------
                Total Corporate Bonds
                  (Cost $87,754,861)                                 85,893,335
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Collateralized Mortgage Obligation -- 2.9%
-------------------------------------------------------------------------------
$ 6,613,394     Norwest Asset Securities
                  2000-2 A1
                  7.50% due 4/25/2030                             $   6,672,161
-------------------------------------------------------------------------------
  3,560,754     PNC Mtg. Securities Corp.
                  1998-10 A17
                  6.50% due 12/25/2028                                3,526,465
-------------------------------------------------------------------------------
                Total Collateralized Mortgage
                  Obligation
                  (Cost $9,966,166)                                  10,198,626
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 32.7%
-------------------------------------------------------------------------------
                FHLMC
$27,750,000       7.00%, (30 yr. TBA)(a)                          $  27,784,687
  4,404,768       6.50%, 2029                                         4,345,699
    601,609       7.00%, 8/1/2008                                       611,735
                FNMA
  5,500,000       6.00%, (15 yr. TBA)(a)                              5,424,375
  6,600,000       7.00%, (15 yr. TBA)(a)                              6,666,000
 29,200,000       7.50%, (30 yr. TBA)(a)                             29,592,389
  6,900,000       8.00%, (30 yr. TBA)(a)                              7,057,403
  3,810,101       6.50%, 11/1/2028                                    3,761,522
    440,052       8.00%, 6/1/2008                                       449,153
      3,907       8.25%, 1/1/2009                                         4,004
    173,855       8.50%, 8/1/2009                                       178,394
                GNMA
  4,892,616       6.50%, 2029                                         4,842,124
 24,875,183       8.00%, 2030                                        25,500,794
-------------------------------------------------------------------------------
                Total Mortgage Pass-Throughs
                  (Cost $114,062,180)                               116,218,279
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sovereign Debt -- 1.1%
-------------------------------------------------------------------------------
$ 3,600,000     Quebec Province Canada
                  7.50% due 9/15/2029
                  (Cost $3,806,717)                               $   3,875,879

-------------------------------------------------------------------------------
U.S. Government -- 20.9%
-------------------------------------------------------------------------------
U.S. Government Agencies -- 10.5%
                FHLMC
$24,763,000       7.00%, 7/15/2005                                $  25,988,199
                FNMA
 10,395,000       7.25%, 1/15/2010                                   11,283,700
                                                                  -------------
                                                                     37,271,899
-------------------------------------------------------------------------------
U.S. Treasury Bonds and Notes -- 10.4%
                U.S. Treasury Bonds
  1,000,000       5.25%, 2/15/2029                                      960,156
  2,175,000       6.125%, 11/15/2027                                  2,341,000
  5,800,000       6.125%, 8/15/2029                                   6,316,560
  5,500,000       6.625%, 2/15/2027                                   6,280,505
  3,500,000       9.25%, 2/15/2016                                    4,828,642
                U.S. Treasury Notes
  2,500,000       5.25%, 5/15/2004                                    2,508,143
  1,920,000       5.50%, 5/15/2009                                    1,960,030
 11,265,000       5.75%, 8/15/2010                                   11,806,249
                                                                  -------------
                                                                     37,001,285
-------------------------------------------------------------------------------
                Total U.S. Government
                  (Cost $71,016,805)                                 74,273,184
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Commercial Paper -- 24.2%
-------------------------------------------------------------------------------

Air Transportation -- 0.9%
$ 3,125,000     Executive Jet, Inc.
                  6.53% due 1/22/2001 (a)                         $   3,113,096
-------------------------------------------------------------------------------
Asset Backed Securities -- 6.9%
  9,609,000     Clipper Receivables Corp.
                  6.68% due 1/2/2001 (b)                              9,607,217
  9,860,000     Park Ave. Recreation Corp.
                  6.60% due 1/16/2001 (a)                             9,832,885
  5,000,000     Windmill Funding Corp.
                  6.62% due 1/16/2001 (a)                             4,986,208
                                                                  -------------
                                                                     24,426,310
-------------------------------------------------------------------------------
Financial-Banks -- 2.5%
  9,000,000     Bank of Montreal
                  6.57% due 1/16/2001 (a)                             8,975,363
-------------------------------------------------------------------------------
                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

Schedule of Investments
December 31, 2000 (Continued)

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

Financial-Other -- 7.9%
$ 9,000,000     Ford Motor Credit Co.
                  6.58% due 1/16/2001 (a)                         $   8,975,325
  9,450,000     Salomon, Inc.
                  6.60% due 1/16/2001 (a)                             9,424,013
  9,600,000     Suez Finance Corp.
                  6.66% due 1/16/2001 (a)                             9,573,360
                                                                  -------------
                                                                     27,972,698
-------------------------------------------------------------------------------
Household Products -- 1.0%
  3,635,000     Newell Co.
                  6.55% due 1/16/2001 (a)                             3,625,079
-------------------------------------------------------------------------------
Insurance -- 2.5%
  9,000,000     Oil Insurance Limited
                  6.63% due 1/22/2001 (a)                             8,965,193
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 2.5%
  9,070,000     NSTAR
                  6.78% due 1/16/2001 (a)                             9,044,377
-------------------------------------------------------------------------------
                Total Commercial Paper
                  (Cost $86,122,116)                                 86,122,116
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 1.1%
-------------------------------------------------------------------------------

 3,842,000      State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/29/2000, maturity
                value $3,844,745 at
                6.43%, due 1/2/2001 (1)
                  (Cost $3,842,000)                                   3,842,000
-------------------------------------------------------------------------------
Total Investments -- 123.6%                                         439,179,441
(Cost $432,907,845)
Payables for Reverse Repurchase
  Agreements(b) -- (2.7)%                                            (9,631,404)
Payables for Mortgage Pass-Throughs
  Delayed Delivery Securities(a) -- (21.1)%                         (75,143,211)
Cash, Receivables and Other Assets
  Less Liabilities -- 0.2%                                            1,030,267
-------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 355,435,093
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(a)   Commercial paper is segregated to cover forward mortgage purchases.
(b)   Commercial paper is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at market (cost $432,907,845)                     $ 439,179,441
   Interest receivable                                                4,995,495
   Receivable for fund shares sold                                      164,259
   Other assets                                                           1,291
                                                                  -------------
     Total Assets                                                   444,340,486
                                                                  -------------

LIABILITIES
   Payable for forward mortgage securities
     purchased -- Note E                                             76,240,073
   Payable for reverse repurchase agreements--
     Note D                                                           9,631,404
   Payable for securities purchased                                   2,141,016
   Payable for fund shares redeemed                                     680,425
   Accrued expenses                                                      33,285
   Due to custodian                                                      29,394
   Due to affiliates                                                    149,796
                                                                  -------------
     Total Liabilities                                               88,905,393
                                                                  -------------
     Net Assets                                                   $ 355,435,093
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,025,655
   Additional paid-in capital                                       361,887,059
   Undistributed net investment income                                1,154,101
   Accumulated net realized loss on investments                     (16,903,318)
   Net unrealized appreciation of investments                         6,271,596
                                                                  -------------
     Net Assets                                                   $ 355,435,093
                                                                  =============

Shares Outstanding -- $0.10 par value                                30,256,547
                                                                  -------------

Net Asset Value Per Share                                         $       11.75
                                                                  =============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Interest                                                       $  25,880,778
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                               1,772,637
     Custodian fees                                                      94,091
     Printing expense                                                    36,596
     Audit fees                                                          19,500
     Directors' fees -- Note B                                           12,500
     Registration fees                                                   11,656
     Legal fees                                                           5,200
     Interest expense on reverse repurchase agreements                    2,837
     Loan commitment fees -- Note H                                       2,648
     Insurance expense                                                    1,003
     Other                                                                  700
                                                                  -------------
       Total Expenses                                                 1,959,368
                                                                  -------------

   Net Investment Income                                             23,921,410
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized loss on investments                                (8,309,886)
     Net change in unrealized depreciation
       of investments                                                17,819,669
                                                                  -------------
   Net Realized and Unrealized Gain
     on Investments                                                   9,509,783
                                                                  -------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                          $  33,431,193
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

Statement of Changes in Net  Assets

                                                                                           Year Ended December 31,
                                                                                            2000             1999
                                                                                       -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                             $  23,921,410    $  21,052,916
     Net realized loss on investments                                                     (8,309,886)      (8,373,543)
     Net change in unrealized appreciation/(depreciation) of investments                  17,819,669      (15,282,158)
                                                                                       -------------    -------------
       Net Increase/(Decrease) in Net Assets from Operations                              33,431,193       (2,602,785)
                                                                                       -------------    -------------

   Dividends and Distributions to Shareholders from:
     Net investment income                                                               (22,960,166)     (21,062,469)
     Net realized gain on investments                                                             --         (965,082)
                                                                                       -------------    -------------
       Total Dividends and Distributions to Shareholders                                 (22,960,166)     (22,027,551)
                                                                                       -------------    -------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital share transactions -- Note G     (31,466,688)      19,673,995
                                                                                       -------------    -------------
   Net Decrease in Net Assets                                                            (20,995,661)      (4,956,341)

NET ASSETS:
Beginning of year                                                                        376,430,754      381,387,095
                                                                                       -------------    -------------
End of year*                                                                           $ 355,435,093    $ 376,430,754
                                                                                       =============    =============

* Includes undistributed net investment income of:                                     $   1,154,101    $     185,244

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                          Year Ended December 31,
                                                       -------------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                       -------------------------------------------------------------
Net asset value,
   beginning of year ...............................   $  11.41     $  12.23     $  12.11     $  11.83     $  12.25
                                                       --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...........................       0.81         0.68         0.69         0.75         0.76
   Net realized and unrealized gain/
     (loss) on investments .........................       0.31        (0.79)        0.28         0.29        (0.42)
                                                       --------     --------     --------     --------     --------
   Net increase/(decrease) from investment
     operations ....................................       1.12        (0.11)        0.97         1.04         0.34
                                                       --------     --------     --------     --------     --------

Dividends and Distributions to Shareholders from:
   Net investment income ...........................      (0.78)       (0.68)       (0.69)       (0.76)       (0.76)
   Net realized gain on investments ................         --        (0.03)       (0.16)          --           --
                                                       --------     --------     --------     --------     --------
   Total dividends and distributions ...............      (0.78)       (0.71)       (0.85)       (0.76)       (0.76)
                                                       --------     --------     --------     --------     --------

Net asset value, end of year .......................   $  11.75     $  11.41     $  12.23     $  12.11     $  11.83
                                                       --------     --------     --------     --------     --------

Total return* ......................................      10.02%       (0.84)%       8.10%        8.99%        2.88%
                                                       --------     --------     --------     --------     --------
Ratios/supplemental data:
   Net assets, end of year
     (000's omitted) ...............................   $355,435     $376,431     $381,387     $355,412     $354,433
   Ratio of expenses to
     average net assets ............................       0.55%        0.57%        0.67%        0.59%        0.54%
   Ratio of expenses (excluding interest expense) to
     average net assets ............................       0.55%        0.55%        0.55%        0.55%         N/A
   Ratio of net investment
     income to average net assets ..................       6.75%        5.78%        5.51%        6.15%        6.12%
   Portfolio turnover
     rate ..........................................        297%         257%         287%         340%         188%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund
(GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036; and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2000, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

      In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the GSF, GVC500IF, GVCAAF, GVCHYBF, GBF and GCF does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Foreign Currency

      Translation GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 2000, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                                                      Expiration
                                                      Amount             Date
                                                      ------          ----------

GVCHYBF                                             $  158,772           2007
GVCHYBF                                                965,463           2008
GBF                                                  7,464,775           2007
GBF                                                  8,112,824           2008

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2000, GBF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment. Increases/(decreases) to the various capital accounts were as follows:

                                 Undistributed/         Accumulated
                                (overdistributed)       net realized
                                 net investment        gain/(loss) on
                                     income             investments
                                -----------------      --------------

GBF                                  $7,613               $(7,613)

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of .25% and .60%, respectively, of their average daily net assets. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds
 .28% of the average daily net assets of GVC500IF. GISC subsidized .06% of the ordinary operating expenses of GVC500IF which represents $178,730 for the year ended December 31, 2000. If total expenses of the Funds, except for GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee),

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the year ended December 31, 2000.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

      GVCAAF received $1,475,136 of dividends from other Guardian mutual funds.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the year ended December 31, 2000 amounted to $2,837.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

  Face                                                                  Market
  Value                                                                 Value
  -----                                                                 -----

$9,630,000        Reverse Repurchase Agreement
                  with Lehman Brothers, 6.68%
                  dated 12/29/2000, to be
                  repurchased at $9,631,873
                  on 1/2/2001 ...............................        $9,630,000
                  Average amount outstanding
                  during the period .........................        $9,000,000
                  Weighted average interest rate
                  during the period .........................              2.06%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                  GSF                  GVC500IF
                                                 -----                 --------
Purchases ........................          $4,039,940,558          $113,310,424
Proceeds .........................          $4,214,922,856          $  3,796,227

                                                GVCAAF                 GVCHYBF
                                                ------                 -------
Purchases ........................          $    1,860,984          $ 41,975,243
Proceeds .........................          $    2,000,000          $ 37,100,206

                                                  GBF
                                                 -----
Purchases ........................          $1,025,322,881
Proceeds .........................          $1,052,283,996

      The cost of investments owned at December 31, 2000 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 2000 for GSF, GVC500IF, GVCAAF, GVCHYBF, and GBF were as follows:

                                                         GSF          GVC500IF
                                                        -----         --------
Gross Appreciation ..............................  $ 620,416,505   $ 36,728,608
Gross Depreciation ..............................   (284,436,983)   (55,337,301)
  Net Unrealized Appreciation/(Depreciation) ....  $ 335,979,522   $(18,608,693)

                                                       GVCAAF         GVCHYBF
                                                       ------         -------
Gross Appreciation ..............................  $     109,805   $    306,504
Gross Depreciation ..............................     (2,712,409)    (3,043,096)
  Net Unrealized Depreciation ...................  $  (2,602,604)  $ (2,736,592)

                                                         GBF
                                                        -----
Gross Appreciation ..............................  $  10,208,081
Gross Depreciation ..............................     (3,936,485)
  Net Unrealized Appreciation ...................  $   6,271,596

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for the Guardian Variable Contract Funds, Inc., divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2000, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
--------------------------------------------------------------------------------------------
                                            Shares                        Amount
--------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                         6,150,247     3,895,845   $ 334,877,079   $ 200,708,021
Shares issued in reinvestment of
  dividends and distributions      14,951,639    10,952,668     604,199,000     579,528,909
Shares repurchased                (11,483,808)  (13,883,608)   (614,613,524)   (710,398,541)
--------------------------------------------------------------------------------------------
  Net increase                      9,618,078       964,905   $ 324,462,555   $  69,838,389
--------------------------------------------------------------------------------------------

                                                  Period from                     Period from
                                                       August                          August
                                   Year Ended    25, 1999+ to      Year Ended    25, 1999+ to
                                 December 31,    December 31,    December 31,    December 31,
                                         2000            1999            2000            1999
----------------------------------------------------------------------------------------------
                                             Shares                        Amount
----------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                        10,014,181      20,230,074   $ 110,068,245   $ 202,292,096
Shares issued in reinvestment of
  dividends and distributions         302,724          68,952       3,067,405         722,618
Shares repurchased                   (261,850)        (31,530)     (2,750,737)       (322,421)
----------------------------------------------------------------------------------------------
  Net increase                     10,055,055      20,267,496   $ 110,384,913   $ 202,692,293
----------------------------------------------------------------------------------------------

                                                                Period from                    Period from
                                                                  September                      September
                                                 Year Ended    15, 1999+ to      Year Ended   25, 1999+ to
                                               December 31,    December 31,    December 31,   December 31,
                                                       2000            1999            2000           1999
-----------------------------------------------------------------------------------------------------------
                                                         Shares                           Amount
-----------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                       1,061,518       2,569,852    $ 11,487,547   $ 25,725,723
Shares issued in reinvestment of
  dividends and distributions                       390,191          29,168       3,920,937        307,726
Shares repurchased                                 (122,064)            (37)     (1,317,471)          (389)
-----------------------------------------------------------------------------------------------------------
  Net increase                                    1,329,645       2,598,983    $ 14,091,013   $ 26,033,060
-----------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

                                                            Period from                    Period from
                                                                 August                         August
                                            Year Ended     17, 1999+ to      Year Ended   17, 1999+ to
                                          December 31,     December 31,    December 31,   December 31,
                                                  2000             1999            2000           1999
-------------------------------------------------------------------------------------------------------
                                                     Shares                          Amount
-------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                    312,625        2,525,344     $ 2,944,132   $ 25,253,920
Shares issued in reinvestment of
  dividends and distributions                  263,303           57,166       2,366,885        572,807
Shares repurchased                             (38,841)          (2,819)       (373,386)       (28,307)
-------------------------------------------------------------------------------------------------------
  Net increase                                 537,087        2,579,691     $ 4,937,631   $ 25,798,420
-------------------------------------------------------------------------------------------------------

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
-------------------------------------------------------------------------------------------
                                            Shares                        Amount
-------------------------------------------------------------------------------------------
o The Guardian Bond Fund

Shares sold                        1,974,860     8,170,108    $ 23,012,516    $ 96,955,789
Shares issued in reinvestment of
  dividends and distributions      1,975,990     1,912,437      22,960,166      22,027,550
Shares repurchased                (6,673,170)   (8,296,810)    (77,439,370)    (99,309,344)
-------------------------------------------------------------------------------------------
  Net increase/(decrease)         (2,722,320)    1,785,735    $(31,466,688)   $ 19,673,995
-------------------------------------------------------------------------------------------

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
--------------------------------------------------------------------------------------------
                                            Shares                        Amount
--------------------------------------------------------------------------------------------
o The Guardian Cash Fund

Shares sold                        39,378,558    39,686,605   $ 393,785,445   $ 396,866,179
Shares issued in reinvestment of
  dividends                         2,498,242     2,130,972      24,982,418      21,309,724
Shares repurchased                (47,985,843)  (35,353,014)   (479,858,436)   (353,530,138)
--------------------------------------------------------------------------------------------
  Net increase/(decrease)          (6,109,043)    6,464,563   $ (61,090,573)  $  64,645,765
--------------------------------------------------------------------------------------------

+ Commencement of operations.

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2000, none of the funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Variable Contract Funds, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

New York, New York
February 9, 2001

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